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                                                                   Exhibit 99.1


                         CHASE MANHATTAN BANK USA, N.A.
                              NOTEHOLDERS STATEMENT

                      CHASE CREDIT CARD OWNER TRUST 2002-1


Section 7.3 Indenture          Distribution Date:                    12/15/2004
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(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per
            $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                      1,533,000.00
            Class B Note Interest Requirement                        144,666.67
            Class C Note Interest Requirement                        230,250.00
                      Total                                        1,907,916.67

       Amount of the distribution allocable to the interest on the Notes per
            $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                           1.82500
            Class B Note Interest Requirement                           2.06667
            Class C Note Interest Requirement                           2.55833

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                          840,000,000
            Class B Note Principal Balance                           70,000,000
            Class C Note Principal Balance                           90,000,000

(iv)   Amount on deposit in Owner Trust Spread Account            10,000,000.00

(v)    Required Owner Trust Spread Account Amount                 10,000,000.00



                                        By:
                                            --------------------
                                        Name: Patricia M. Garvey
                                        Title: Vice President